                                                                   EXHIBIT 10.14
                                                              Contract #: 800313

                               SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1

      This Service Agreement, made and entered into this 1st day of June, 1993, by and between TEXAS EASTERN TRANSMISSION CORPORATION, a Delaware Corporation (herein called "Pipeline") and COLONIAL GAS COMPANY (herein called "Customer", whether one or more),

                              W I T N E S S E T H:

      WHEREAS, the Federal Energy Regulatory Commission required Pipeline to restructure Pipeline's services to reflect compliance with Order Nos. 636, 636-A, and 636-B (collectively hereinafter referred to as "Order No. 636"); and

      WHEREAS, by order issued January 13, 1993 (62 FERC P61, 015) and order issued April 22, 1993 (63 FERC P61, 100), the Federal Energy Regulatory Commission accepted Pipeline's revised tariff sheets filed in compliance with Order No. 636 to become effective June 1, 1993, subject to certain conditions set forth in the April 22, 1993 order; and

      WHEREAS, Algonquin Gas Transmission Company ("Algonquin") made its final Order No. 636 service elections on May 3, 1993 pursuant to the April 22, 1993 order and Pipeline filed revised tariff sheets to become effective June 1, 1993 in compliance with the April 22, 1993 order; and

      WHEREAS, Customer is also a customer of Algonquin; and

      WHEREAS, Algonquin, in compliance with Order No. 636 and Federal Energy Regulatory Commission orders issued in Docket No. RS92-28, is assigning its firm service rights on Pipeline directly to its customers; and

      WHEREAS, Customer's service rights hereunder are part of Algonquin's service rights being assigned to its customers; and

      WHEREAS, Pipeline and Customer now desire to enter into this Service Agreement to reflect the assignment of Algonquin's service rights to Customer;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:

                                   ARTICLE I

                               SCOPE OF AGREEMENT

      Subject to the terms, conditions and limitations hereof, of Pipeline's Rate Schedule FT-1, and of the General Terms and Conditions, transportation service hereunder will be firm. Subject to the terms, conditions and limitations hereof and of Pipeline's Rate Schedule FT-1, Pipeline agrees to deliver for

                               SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)


Customer's account quantities of natural gas up to the following quantity:

                     Maximum Daily Quantity (MDQ) 7,918 dth

      Pipeline shall receive for Customer's account, at those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Receipt) for transportation hereunder daily quantities of gas up to Customer's MDQ, plus Applicable Shrinkage. Pipeline shall transport and deliver for Customer's account, at those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Delivery), such daily quantities tendered up to such Customer's MDQ.

      Pipeline shall not be obligated to, but may at its discretion, receive at any Point of Receipt on any day a quantity of gas in excess of the applicable Maximum Daily Receipt Obligation (MDRO), plus Applicable Shrinkage, but shall not receive in the aggregate at all Points of Receipt on any day a quantity of gas in excess of the applicable MDQ, plus Applicable Shrinkage. Pipeline shall not be obligated to, but may at its discretion, deliver at any Point of Delivery on any day a quantity of gas in excess of the applicable Maximum Daily Delivery Obligation (MDDO), but shall not deliver in the aggregate at all Points of Delivery on any day a quantity of gas in excess of the applicable MDQ.

      In addition to the MDQ and subject to the terms, conditions and limitations hereof, Rate Schedule FT-1 and the General Terms and Conditions, Pipeline shall deliver within the Access Area under this and all other service agreements under Rate Schedules CDS, FT-1, and/or SCT, quantities up to Customer's Operational Segment Capacity Entitlements, excluding those Operational Segment Capacity Entitlements scheduled to meet Customer's MDQ, for Customer's account, as requested on any day.

                                   ARTICLE II

                               TERM OF AGREEMENT

      The term of this Service Agreement shall commence on June 1, 1993 and shall continue in force and effect until 10/31/2012 and year to year thereafter unless this Service Agreement is terminated as hereinafter provided. This Service Agreement may be terminated by either Pipeline or Customer upon years prior written notice to the other specifying a termination date of any year occurring on or after the expiration of the primary term. Subject to Section 22 of Pipeline's General Terms and Conditions and without prejudice to such rights, this Service Agreement may be terminated at any time by Pipeline in the event Customer fails to pay part or all of the amount of any bill for service

                               SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                  (Continued)


hereunder and such failure continues for thirty (30) days after payment is due; provided, Pipeline gives thirty (30) days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill.

      THE TERMINATION OF THIS SERVICE AGREEMENT WITH A FIXED CONTRACT TERM OR THE PROVISION OF A TERMINATION NOTICE BY CUSTOMER TRIGGERS PREGRANTED ABANDONMENT UNDER SECTION 7 OF THE NATURAL GAS ACT AS OF THE EFFECTIVE DATE OF THE TERMINATION. PROVISION OF A TERMINATION NOTICE BY PIPELINE ALSO TRIGGERS CUSTOMER'S RIGHT OF FIRST REFUSAL UNDER SECTION 3.13 OF THE GENERAL TERMS AND CONDITIONS ON THE EFFECTIVE DATE OF THE TERMINATION.

      Any portions of this Service Agreement necessary to correct or cash-out imbalances under this Service Agreement as required by the General Terms and Conditions of Pipeline's FERC Gas Tariff, Volume No. 1, shall survive the other parts of this Service Agreement until such time as such balancing has been accomplished.

                                  ARTICLE III

                                 RATE SCHEDULE

      This Service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule FT-1 and of the General Terms and Conditions of Pipeline's FERC Gas Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.

      Customer shall pay Pipeline, for all services rendered hereunder and for the availability of such service in the period stated, the applicable prices established under Pipeline's Rate Schedule FT-1 as filed with the Federal Energy Regulatory Commission, and as same may hereafter be legally amended or superseded.

      Customer agrees that Pipeline shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Pipeline's Rate Schedule FT-1, (b) Pipeline's Rate Schedule FT-1 pursuant to which service hereunder is rendered or
(c) any provision of the General Terms and Conditions applicable to Rate Schedule FT-1. Notwithstanding the foregoing, Customer does not agree that Pipeline shall have the unilateral right without the consent of Customer subsequent to the execution of this Service Agreement and Pipeline shall not have the right during the effectiveness of this Service Agreement to make any filings pursuant to Section 4 of the Natural Gas Act to change the MDQ specified in Article I, to change the term of the

                               SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                  (Continued)

amount of any bill for service hereunder and such failure continues for thirty
(30) days after payment is due; provided, Pipeline gives thirty (30) days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill.

      WEE TERMINATION OF THIS SERVICE AGREEMENT WITH A FIXED CONTRACT TERM OR THE PROVISION OF A TERMINATION NOTICE BY CUSTOMER TRIGGERS PREGRANTED ABANDONMENT UNDER SECTION 7 OF THE NATURAL GAS ACT AS OF THE EFFECTIVE DATE OF THE TERMINATION. PROVISION OF A TERMINATION NOTICE BY PIPELINE ALSO TRIGGERS CUSTOMER'S RIGHT OF FIRST REFUSAL UNDER SECTION 3.13 OF THE GENERAL TERMS AND CONDITIONS ON THE EFFECTIVE DATE OF THE TERMINATION.

      Any portions of this Service Agreement necessary to correct or cash-out imbalances under this Service Agreement as required by the General Terms and Conditions of Pipeline's FERC Gas Tariff, Volume No. 1, shall survive the other parts of this Service Agreement until such time as such balancing has been accomplished.

                                  ARTICLE III

                                 RATE SCHEDULE

      This Service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule FT-1 and of the General Terms and Conditions of Pipeline's FERC Gas Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.

      Customer shall pay Pipeline, for all services rendered hereunder and for the availability of such service in the period stated, the applicable prices established under Pipeline's Rate Schedule FT-1 as filed with the Federal Energy Regulatory Commission, and as same may hereafter be legally amended or superseded.

      Customer agrees that Pipeline shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Pipeline's Rate Schedule FT-1, (b) Pipeline's Rate Schedule FT-1 pursuant to which service hereunder is rendered or
(c) any provision of the General Terms and Conditions applicable to Rate Schedule FT-1. Notwithstanding the foregoing, Customer does not agree that Pipeline shall have the unilateral right without the consent of Customer subsequent to the execution of this Service Agreement and Pipeline shall not have the right during the effectiveness of this Service Agreement to make any filings pursuant to Section 4 of the Natural Gas Act to change

                               SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                  (Continued)

agreement as specified in Article II, to change Point(s) of Receipt specified in
Article IV, to change the Point(s) of Delivery specified in Article IV, or to change the firm character of the service hereunder. Pipeline agrees that Customer may protest or contest the aforementioned filings, and Customer does not waive any rights it may have with respect to such filings.

                                   ARTICLE IV

                  POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY

      The Point(s) of Receipt and Point(s) of Delivery at which Pipeline shall receive and deliver gas, respectively, shall be specified in Exhibit(s) A and B of the executed service agreement. Customer's Zone Boundary Entry Quantity and Zone Boundary Exit Quantity for each of Pipeline's zones shall be specified in Exhibit C of the executed service agreement.

      Exhibit(s) A, B and C are hereby incorporated as part of this Service Agreement for all intents and purposes as if fully copied and set forth herein at length.

                                   ARTICLE V

                                    QUALITY

      All natural gas tendered to Pipeline for Customer's account shall conform to the quality specifications set forth in Section 5 of Pipeline's General Terms and Conditions. Customer agrees that in the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline's quality specifications, as expressly provided for in Section 5 of Pipeline's General Terms and Conditions, Customer shall pay all costs associated with processing of such gas as necessary to comply with such quality specifications. Customer shall execute or cause its supplier to execute, if such supplier has retained processing rights to the gas delivered to Customer, the appropriate agreements prior to the commencement of service for the transportation and processing of any liquefiable hydrocarbons and any PVR quantities associated with the processing of gas received by Pipeline at the Point(s) of Receipt under such Customer's service agreement. In addition, subject to the execution of appropriate agreements, Pipeline is willing to transport liquids associated with the gas produced and tendered for transportation hereunder.

                               SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                  (Continued)

the MDQ specified in Article I, to change the term of the agreement as specified in Article II, to change Point(s) of Receipt specified in Article IV, to change the Point(s) of Delivery specified in Article IV, or to change the firm character of the service hereunder. Pipeline agrees that Customer may protest or contest the aforementioned filings, and Customer does not waive any rights it may have with respect to such filings.

                                   ARTICLE IV

                  POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY

      The Point(s) of Receipt and Point(s) of Delivery at which Pipeline shall receive and deliver gas, respectively, shall be specified in Exhibit(s) A and B of the executed service agreement. Customer's Zone Boundary Entry Quantity and Zone Boundary Exit Quantity for each of Pipeline's zones shall be specified in Exhibit C of the executed service agreement.

      Exhibit(s) A, B and C are hereby incorporated as part of this Service Agreement for all intents and purposes as if fully copied and set forth herein at length.

                                   ARTICLE V

                                    QUALITY

      All natural gas tendered to Pipeline for Customer's account shall conform to the quality specifications set forth in Section 5 of Pipeline's General Terms and Conditions. Customer agrees that in the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline's quality specifications, as expressly provided for in Section 5 of Pipeline's General Terms and Conditions, Customer shall pay all costs associated with processing of such gas as necessary to comply with such quality specifications. Customer shall execute or cause its supplier to execute, if such supplier has retained processing rights to the gas delivered to Customer, the appropriate agreements prior to the commencement of service for the transportation and processing of any liquefiable hydrocarbons and any PVR quantities associated with the processing of gas received by Pipeline at the Point(s) of Receipt under such Customer's service agreement. In addition, subject to the execution of appropriate agreements, Pipeline is willing to transport liquids associated with the gas produced and tendered for transportation hereunder.

                               SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                  (Continued)

                                   ARTICLE VI

                                   ADDRESSES

      Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or regular mail to the post office address of the parties hereto, as the case may be, as follows:

      (a) Pipeline:     TEXAS EASTERN TRANSMISSION CORPORATION
                        5400 Westheimer Court
                        Houston, TX 77056-5310

      (b) Customer:     COLONIAL GAS COMPANY
                        P 0 BOX 3064
                        40 MARKET STREET
                        LOWELL, MA 01853

or such other address as either party shall designate by formal written notice.

                                   ARTICLE VII

                                   ASSIGNMENTS

      Any Company which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter; otherwise, neither Customer nor Pipeline shall assign this Service Agreement or any of its rights hereunder unless it first shall have obtained the consent thereto in writing of the other provided further, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the consent of the other. In addition, Customer may assign its rights to capacity pursuant to Section 3.14 of the General Terms and Conditions. To the extent Customer so desires, when it releases capacity pursuant to Section
3.14 of the General Terms and Conditions, Customer may require privity between Customer and the Replacement Customer, as further provided in the applicable Capacity Release Umbrella Agreement.

                               SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                  (Continued)

                                   ARTICLE VI

                                   ADDRESSES

      Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or regular mail to the post office address of the parties hereto, as the case may be, as follows:

      (a) Pipeline:     TEXAS EASTERN TRANSMISSION CORPORATION
                        5400 Westheimer Court
                        Houston, TX 77056-5310

      (b) Customer:     COLONIAL GAS COMPANY
                        P 0 BOX 3064
                        40 MARKET STREET
                        LOWELL, MA 01853

or such other address as either party shall designate by formal written notice.

                                  ARTICLE VII

                                  ASSIGNMENTS

      Any Company which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter; otherwise, neither Customer nor Pipeline shall assign this Service Agreement or any of its rights hereunder unless it first shall have obtained the consent thereto in writing of the other; provided further, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the consent of the other. In addition, Customer may assign its rights to capacity pursuant to Section 3.14 of the General Terms and Conditions. To the extent Customer so desires, when it releases capacity pursuant to Section
3.14 of the General Terms and Conditions, Customer may require privity between Customer and the Replacement Customer, as further provided in the applicable Capacity Release Umbrella Agreement.

                               SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                  (Continued)

                                                                     JAN 19 1994

                                  ARTICLE VIII

                                 INTERPRETATION

      The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.

      This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.

                                   ARTICLE IX

                       CANCELLATION OF PRIOR CONTRACT(S)

      This Service Agreement supersedes and cancels, as of the effective date of this Service Agreement, the contract(s) between the parties hereto as described below:

                                      NONE

                               SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                  (Continued)

                                  ARTICLE VIII

                                 INTERPRETATION

      The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.

      This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.

                                   ARTICLE IX

                       CANCELLATION OF PRIOR CONTRACT(S)

      This Service Agreement supersedes and cancels, as of the effective date of this Service Agreement, the contract(s) between the parties hereto as described below:

                                      NONE

                               SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                  (Continued)

      IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be signed by their respective Presidents, Vice Presidents or other duly authorized agents and their respective corporate seals to be hereto affixed and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.

                                        TEXAS EASTERN TRANSMISSION CORPORATION


                                        By
                                           -------------------------------------
                                           Vice President

ATTEST:


----------------------------------

                                        COLONIAL GAS COMPANY


                                        By /s/ John P. Harrington
                                           -------------------------------------
                                           Vice President, Gas Supply

ATTEST:


/s/ Phyllis G. Semenchuk
----------------------------------

                                                              Contract #: 800313

                         EXHIBIT A, TRANSPORTATION PATHS
                    FOR BILLING PURPOSES, DATED June 1, 1993,
                TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
           BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline")
                     AND COLONIAL GAS COMPANY ("Customer"),
                              DATED June 1, 1993:

(1)   Customer's firm Point(s) of Receipt:

                                Maximum Daily
      Point                   Receipt Obligation
      of                        (plus Applicable     Measurement
      Receipt   Description       Shrinkage)       Responsibilities   Owner   Operator
      -------   -----------   ------------------   ----------------   -----   --------
      None

(2) Customer shall have Pipeline's Master Receipt Point List ("MRPL"). Customer hereby agrees that Pipeline's MRPL as revised and published by Pipeline from time to time is incorporated herein by reference.

Customer hereby agrees to comply with the Receipt Pressure Obligation as set forth in Section 6 of Pipeline's General Terms and Conditions at such Point(s) of Receipt.

                                                       Transportation
                Transportation Path                 Path Quantity (Dth/D)
                -------------------                 ---------------------

                M1 to M3                                  7,918

SIGNED FOR IDENTIFICATION


PIPELINE:
          --------------------------


CUSTOMER: /s/ John P. Harrington
          --------------------------

SUPERSEDES EXHIBIT A DATED:
                            --------

                                                              Contract #: 800313

              EXHIBIT B, POINT(S) OF DELIVERY, DATED June 1, 1993,
                TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
        BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline"), AND
                      BOSTON COLONIAL COMPANY ("Customer"),
                               DATED June 1, 1993:

                                       Maximum
                                       Daily                            Measurement
Point of                               Delivery     Delivery Pressure   Responsi-
Delivery        Description            Obligation   Obligation          Bilities      Owner     Operator
--------        -----------            ----------   -----------------   -----------   -----     --------
                                          (dth)
1. 70087   ALGONQUIN - LAMBERTVILLE,       7,918    AS REQUESTED BY     TX EAST       TX EAST   ALGONQUIN
           NJ HUNTERDON CO., NJ                     CUSTOMER, NOT TO    TRAN          TRAN
                                                    EXCEED 750 PSIG

2. 71078   ALGONQUIN - HANOVER, NJ         7,918    AS REQUESTED BY     TX EAST       TX EAST   ALGONQUIN
           MORRIS CO., NJ                           CUSTOMER, NOT TO    TRAN          TRAN
                                                    EXCEED 750 PSIG

3. 79513   SS-1 STORAGE POINT              2,372    N/A                 N/A           N/A       N/A
                                     04/01-10/31
                                           2,372
                                     11/01-03/31

4. 79821   AGT - COLONIAL GAS - FOR          0      N/A                 N/A           N/A       N/A
           NOMINATION PURPOSES

provided, however, that until changed by a subsequent Agreement between Pipeline and Customer, Pipline's aggregate maximum daily delivery obligations at each of the Points of Delivery described above, including Pipeline's maximum daily delivery obligation under this and all other firm Service Agreements existing between Pipeline and Customer, shall in no event exceed the following:

                                                              Contract #: 800313

                              COLONIAL GAS COMPANY

                                            AGGREGATE MAXIMUM DAILY
                   POINT OF DELIVERY       DELIVERY OBLIGATION (DTH)
                   -----------------       -------------------------

                        No. 1                         21,318

                        No. 2                          9,418

                        No. 3                          2,372

SIGNED FOR IDENTIFICATION


PIPELINE:
          --------------------------


CUSTOMER: /s/ John P. Harrington
          --------------------------

SUPERSEDES EXHIBIT B DATED
                            --------

                                                              Contract #: 800313

    EXHIBIT C, ZONE BOUNDARY ENTRY QUANTITY AND ZONE BOUNDARY EXIT QUANTITY,
      DATED June 1, 1993, TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
         BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("PIPELINE") AND
             COLONIAL GAS COMPANY ("CUSTOMER"), DATED June 1, 1993:

                          ZONE BOUNDARY ENTRY QUANTITY
                                      Dth/D

                                       To

============================================================================================================
FROM     STX   ETX   WLA  ELA   M1-24   M1-30   M1-TXG  M1-TGC   M2-24   M2-30   M2-TXG   M2-TGC   M2     M3
------------------------------------------------------------------------------------------------------------
STX                                                        225
------------------------------------------------------------------------------------------------------------
ETX                               954              340
------------------------------------------------------------------------------------------------------------
WLA                                                103     225
------------------------------------------------------------------------------------------------------------
ELA                                      6200
------------------------------------------------------------------------------------------------------------
M1-24                                                             954
------------------------------------------------------------------------------------------------------------
M1-30                                                                     6200
------------------------------------------------------------------------------------------------------------
M1-TXG                                                                            443
------------------------------------------------------------------------------------------------------------
M1-TGC                                                                                       449
------------------------------------------------------------------------------------------------------------
M2-24
------------------------------------------------------------------------------------------------------------
M2-30
------------------------------------------------------------------------------------------------------------
M2-TXG
------------------------------------------------------------------------------------------------------------
M2-TGC
------------------------------------------------------------------------------------------------------------
M2                                                                                                      7918
------------------------------------------------------------------------------------------------------------
M3
============================================================================================================

                                                            Contract #: 800313

                              COLONIAL GAS COMPANY
                           ZONE BOUNDARY EXIT QUANTITY
                                      Dth/D

                                       To

============================================================================================================
FROM     STX   ETX   WLA  ELA   M1-24   M1-30   M1-TXG  M1-TGC   M2-24   M2-30   M2-TXG   M2-TGC   M2     M3
------------------------------------------------------------------------------------------------------------
STX
------------------------------------------------------------------------------------------------------------
ETX
------------------------------------------------------------------------------------------------------------
WLA
------------------------------------------------------------------------------------------------------------
ELA
------------------------------------------------------------------------------------------------------------
M1-24                                                             954
------------------------------------------------------------------------------------------------------------
M1-30                                                                     6200
------------------------------------------------------------------------------------------------------------
M1-TXG                                                                            443
------------------------------------------------------------------------------------------------------------
M1-TGC                                                                                       449
------------------------------------------------------------------------------------------------------------
M2-24
------------------------------------------------------------------------------------------------------------
M2-30
------------------------------------------------------------------------------------------------------------
M2-TXG
------------------------------------------------------------------------------------------------------------
M2-TGC
------------------------------------------------------------------------------------------------------------
M2                                                                                                      7918
------------------------------------------------------------------------------------------------------------
M3
============================================================================================================

SIGNED FOR IDENTIFICATION


PIPELINE:
          --------------------------


CUSTOMER: /s/ John P. Harrington
          --------------------------

SUPERSEDES EXHIBIT C DATED
                            --------


                                       C-2